                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   4,717,500.00
              Class B Note Interest Requirement                     279,708.54
              Class C Note Interest Requirement                     151,045.84
                      Total                                       5,148,254.39

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        5.55000
              Class B Note Interest Requirement                        5.79167
              Class C Note Interest Requirement                        2.23391

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       850,000,000
              Class B Note Principal Balance                        48,295,000
              Class C Note Principal Balance                        67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00



                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                    1,204,182.71
              Class B Note Interest Requirement                      109,411.06
              Class C Note Interest Requirement                      165,269.28
                      Total                                        1,478,863.05

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         1.60558
              Class B Note Interest Requirement                         1.75058
              Class C Note Interest Requirement                         2.05669

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        750,000,000
              Class B Note Principal Balance                         62,500,000
              Class C Note Principal Balance                         80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00



                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the
         Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,394,269.25
               Class B Note Interest Requirement                     127,668.27
               Class C Note Interest Requirement                     194,440.43
                       Total                                       1,716,377.95

        Amount of the distribution allocable to the interest on the
         Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.54919
               Class B Note Interest Requirement                        1.70224
               Class C Note Interest Requirement                        2.01641

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       900,000,000
               Class B Note Principal Balance                        75,000,000
               Class C Note Principal Balance                        96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account           10,714,290.00

(v)     Required Owner Trust Spread Account Amount                10,714,290.00


                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the
         Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,180,016.04
               Class B Note Interest Requirement                     109,411.06
               Class C Note Interest Requirement                     163,327.32
                       Total                                       1,452,754.42

        Amount of the distribution allocable to the interest on the
         Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.57335
               Class B Note Interest Requirement                        1.75058
               Class C Note Interest Requirement                        2.03252

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       750,000,000
               Class B Note Principal Balance                        62,500,000
               Class C Note Principal Balance                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the
         Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,129,126.94
               Class B Note Interest Requirement                     106,555.86
               Class C Note Interest Requirement                     164,731.64
                       Total                                       1,400,414.43

        Amount of the distribution allocable to the interest on the
         Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.58141
               Class B Note Interest Requirement                        1.79085
               Class C Note Interest Requirement                        2.15335

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       714,000,000
               Class B Note Principal Balance                        59,500,000
               Class C Note Principal Balance                        76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)     Required Owner Trust Spread Account Amount                 8,500,000.00


                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the
         Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    782,649.58
               Class B Note Interest Requirement                     73,275.18
               Class C Note Interest Requirement                    117,517.28
                       Total                                        973,442.05

        Amount of the distribution allocable to the interest on the
         Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.56530
               Class B Note Interest Requirement                        1.75863
               Class C Note Interest Requirement                        2.19363

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       500,000,000
               Class B Note Principal Balance                        41,666,000
               Class C Note Principal Balance                        53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)     Required Owner Trust Spread Account Amount                 5,952,380.00


                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
         Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,143,766.04
              Class B Note Interest Requirement                     108,907.59
              Class C Note Interest Requirement                     173,037.13
                      Total                                       1,425,710.75

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.52502
              Class B Note Interest Requirement                        1.74252
              Class C Note Interest Requirement                        2.15335

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       750,000,000
              Class B Note Principal Balance                        62,500,000
              Class C Note Principal Balance                        80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00


                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,532,239.03

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest                               3,850,000.00
              Class B Note Interest                                 124,232.05
              Class C Note Interest                                 197,426.93
                      Total                                       4,171,658.98

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest                                    4.58333
              Class B Note Interest                                    1.77474
              Class C Note Interest                                    2.19363

(iv)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00

                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,951,976.95
              Class B Note Interest Requirement                     192,268.91
              Class C Note Interest Requirement                     307,015.39
                      Total                                       2,451,261.25

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.54919
              Class B Note Interest Requirement                        1.83113
              Class C Note Interest Requirement                        2.27419

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,585,941.56
              Class B Note Interest Requirement                     155,845.13
              Class C Note Interest Requirement                     254,312.31
                      Total                                       1,996,099.00

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.57335
              Class B Note Interest Requirement                        1.85530
              Class C Note Interest Requirement                        2.35474

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,008,000,000
              Class B Note Principal Balance                        84,000,000
              Class C Note Principal Balance                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00


                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,301,317.97
              Class B Note Interest Requirement                     124,795.94
              Class C Note Interest Requirement                     203,226.93
                      Total                                       1,629,340.83

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.54919
              Class B Note Interest Requirement                        1.78280
              Class C Note Interest Requirement                        2.25808

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00

                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,774,478.49
              Class B Note Interest Requirement                     169,977.65
              Class C Note Interest Requirement                     276,397.70
                      Total                                       2,220,853.83

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.50891
              Class B Note Interest Requirement                        1.73447
              Class C Note Interest Requirement                        2.19363

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,176,000,000
              Class B Note Principal Balance                        98,000,000
              Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00


                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   2,023,026.95
              Class B Note Interest Requirement                     192,268.91
              Class C Note Interest Requirement                     310,277.89
                      Total                                       2,525,573.75

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.60558
              Class B Note Interest Requirement                        1.83113
              Class C Note Interest Requirement                        2.29835

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,901,226.95
              Class B Note Interest Requirement                     180,427.25
              Class C Note Interest Requirement                     289,615.39
                      Total                                       2,371,269.58

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.50891
              Class B Note Interest Requirement                        1.71835
              Class C Note Interest Requirement                        2.14530

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture                          Distribution Date:    10/15/2002
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,301,317.97
              Class B Note Interest Requirement                     123,104.28
              Class C Note Interest Requirement                     201,051.93
                      Total                                       1,625,474.17

       Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.54919
              Class B Note Interest Requirement                        1.75863
              Class C Note Interest Requirement                        2.23391

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00

                                   By:
                                                    ---------------------------

                                   Name:            Patricia M. Garvey
                                   Title:           Vice President

--------------------------------------------------------------------------------